                                                               EXHIBIT (a)(1)(B)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                          DOCUMENT SCIENCES CORPORATION
                             AT $2.00 NET PER SHARE
            PURSUANT TO THE OFFER TO PURCHASE DATED FEBRUARY 16, 2001


                                   Deliver to:

            U.S. STOCK TRANSFER CORPORATION, DEPOSITARY FOR THE OFFER

By Registered or Certified Mail:        By Overnight Courier:                   By Hand:

      U.S. STOCK TRANSFER               U.S. STOCK TRANSFER             U.S. STOCK TRANSFER
         CORPORATION                       CORPORATION                     CORPORATION
      1745 GARDENA AVENUE               1745 GARDENA AVENUE             1745 GARDENA AVENUE
       GLENDALE, CA 91204               GLENDALE, CA 91204              GLENDALE, CA 91204

   BY FACSIMILE TRANSMISSION:           BY CONFIRMATION RECEIPT OF FACSIMILE TRANSMISSION:
(FOR ELIGIBLE INSTITUTIONS ONLY)                       (BY TELEPHONE ONLY)
         (818) 502-0674                                   (818) 502-1404

--------------------------------------------------------------------------------
  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
   CALIFORNIA TIME, ON FRIDAY, MARCH 23, 2001, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THOSE SHOWN ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        This Letter of Transmittal is to be used only (a) if you desire to effect the tender transaction yourself, (b) if you intend to request your broker, dealer, commercial bank, trust company or other nominee to effect the transaction for you and the shares of common stock of Document Sciences Corporation, par value $0.001 per share (the "Shares"), are not registered in the name of such broker, dealer, commercial bank, trust company or other nominee, or (c) by a broker, dealer, commercial bank, trust company or other nominee effecting the transaction as a registered owner or on behalf of a registered owner. A properly completed and duly executed Letter of Transmittal (or photocopy thereof bearing original signature(s) and any required signature guarantees), any certificates representing Shares tendered and any other documents required by this Letter of Transmittal should be mailed or delivered to the Depositary at the appropriate address set forth herein and must be received by the Depositary prior to 5:00 p.m., California time, on Friday, March 23, 2001, or such later time and date to which the offer is extended.

        Stockholders whose stock certificates are not immediately available (or who cannot follow the procedure for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to the Depositary before the expiration date (as defined in Section 1 of the Offer to Purchase) may nevertheless tender their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. See Instruction 2.

        DELIVERY OF THE LETTER OF TRANSMITTAL AND THE OTHER REQUIRED DOCUMENTS TO THE DEPOSITORY TRUST COMPANY ("DTC") DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

                         DESCRIPTION OF SHARES TENDERED

-----------------------------------------------------------------------------------------------
NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)
  (IF BLANK, PLEASE FILL IN EXACTLY AS NAME(S)                   SHARES TENDERED
          APPEAR(S) ON CERTIFICATE(S))
-----------------------------------------------------------------------------------------------
                                                            FOR CERTIFICATES TENDERED
                                                                       (1)
                                                  (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY.)
-----------------------------------------------------------------------------------------------
                                                   CERTIFICATE     TOTAL NUMBER     NUMBER OF
                                                    NUMBER(S)       OF SHARES         SHARES
                                                                   EVIDENCED BY      TENDERED
                                                                  CERTIFICATE(S)       (2)
-----------------------------------------------------------------------------------------------
INDICATE IN THIS BOX THE ORDER                  --------------- --------------- ---------------
(BY CERTIFICATE NUMBER) IN WHICH                --------------- --------------- ---------------
SHARES ARE TO BE PURCHASED IN THE               --------------- --------------- ---------------
EVENT OF PRORATION (ATTACH ADDITIONAL           --------------- --------------- ---------------
SIGNED LIST IF NECESSARY):                      --------------- --------------- ---------------
(1)(3)                                          --------------- --------------- ---------------
1ST:                                            --------------- --------------- ---------------
2ND:                                            TOTAL CERTIFICATED SHARES TENDERED
3RD:                                            -----------------------------------------------
4TH:                                            TOTAL SHARES TENDERED BY BOOK-ENTRY (DRS)
-----------------------------------------------------------------------------------------------
                                                TOTAL SHARES TENDERED
-----------------------------------------------------------------------------------------------

(1)     Need not be completed if Shares are delivered by book-entry transfer.

(2) If you desire to tender fewer than all Shares evidenced by any certificates listed, please indicate in this column the number of Shares you wish to tender. Otherwise, all Shares evidenced by such certificates will be deemed to have been tendered. See Instruction 4.

(3) If you do not designate an order, in the event that less than all Shares tendered are purchased due to proration, Shares will be selected for purchase by the Depositary.

                           SPECIAL TENDER INSTRUCTIONS

[ ] CHECK HERE IF YOU ARE TENDERING PURSUANT TO LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. SEE INSTRUCTION 12.

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
                                      ------------------------------------------
        DTC Participant Number:
                               -------------------------------------------------
        Transaction Code Number:
                                ------------------------------------------------

[ ] CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

        Name(s) of the Registered Holder:
                                         ---------------------------------------
        Window Ticket Number (if any):
                                      ------------------------------------------
        Date of Execution of Notice of Guaranteed Delivery:
                                                           ---------------------
        Name of Eligible Institution Which Guaranteed Delivery:
                                                               -----------------
        DTC Participant Number (if delivered by book-entry transfer):
                                                                     -----------
        Transaction Code Number (if delivered by book-entry transfer):
                                                                      ----------

                                    ODD LOTS
                              (See Instruction 13)


        To be completed ONLY if shares are being tendered by or on behalf of a person owning, beneficially or of record, an aggregate of fewer than 100 Shares. The undersigned either (check one box):

        [ ] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

        [ ] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s), Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 Shares and is tendering all of the Shares.


                               CONDITIONAL TENDER
                              (See Instruction 14)


        You may condition your tender of Shares on Document Sciences purchasing a specified minimum number of your tendered Shares, all as described in Section 1 of the Offer to Purchase. Unless the minimum number of Shares you indicate below is purchased by Document Sciences in the Offer, none of the Shares you tendered will be purchased. It is your responsibility to calculate that minimum number of Shares that must be purchased if any are purchased, and you are urged to consult your own tax advisor before completing this section. Unless this box has been checked and a minimum number of Shares specified, your tender will be deemed unconditional.

        [ ] The minimum number of Shares that must be purchased, if any are purchased, is: ___________ Shares.

NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned hereby tenders to Document Sciences Corporation, a Delaware corporation, the above-described shares, par value $0.001 per share, of Document Sciences (the "Shares"), at a price of $2.00 per Share (the "Purchase Price"), net to the seller in cash, without interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated February 16, 2001 (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the "Offer").

        Subject to and effective upon acceptance for payment of the Shares tendered herewith in accordance with the terms of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of Document Sciences all right, title and interest in and to all the Shares tendered hereby, or orders the registration of such Shares delivered by book-entry transfer, that are purchased pursuant to the Offer and hereby irrevocably constitutes and appoints the depositary for the Offer, U.S. Stock Transfer Corporation (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to:

        (a) deliver certificates for such Shares, or transfer ownership of such Shares on the account books maintained by The Depository Trust Company ("DTC"), together, in any such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Document Sciences, upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to such Shares;

        (b) present certificates for such Shares for cancellation and transfer of such Shares on Document Sciences's books; and

        (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares, all in accordance with the terms of the Offer.

The undersigned hereby represents and warrants that:

        (a) the undersigned "owns" the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and has full power and authority to validly tender, sell, assign and transfer the Shares tendered hereby;

        (b) the tender of Shares by the undersigned complies with Rule 14e-4;

        (c) when and to the extent Document Sciences accepts the Shares for purchase, Document Sciences will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim;

        (d) on request, the undersigned will execute and deliver any additional documents the Depositary or Document Sciences deems necessary or desirable to complete the assignment, transfer and purchase of the Shares tendered hereby; and

        (e) the undersigned has read and agrees to all the terms of the Offer.

        The undersigned understands that all Shares properly tendered and not properly withdrawn will be purchased at $2.00 per Share (or such other price that may be set forth in an amendment to the Offer), net to the seller in cash, without interest, upon the terms and subject to the conditions of the Offer, including the "odd lot" priority, proration and conditional tender provisions thereof and that Document Sciences will return all other Shares, including Shares not purchased because of proration or conditional tenders.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Document Sciences upon the terms and subject to the conditions of the Offer.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Document Sciences may terminate or amend the Offer or may not be required to accept for payment any of the Shares tendered herewith or may accept for payment, pro rata with Shares tendered by other stockholders, fewer than all the Shares tendered herewith.

        All authority conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the aggregate Purchase Price and/or return or issue the certificate(s) evidencing any Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the aggregate Purchase Price and/or the certificate(s) evidencing any Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the aggregate Purchase Price and/or issue or return the certificate(s) evidencing any Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or certificate(s) to, the person or persons so indicated. In the case of book-entry delivery of Shares, please credit the account maintained at DTC with any Shares not accepted for payment. The undersigned recognizes that Document Sciences has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name(s) of the registered holder(s) thereof if Document Sciences does not accept for payment any of the Shares so tendered.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


---------------------------------------------        ---------------------------------------------
       SPECIAL DELIVERY INSTRUCTIONS                        SPECIAL DELIVERY INSTRUCTIONS
       (SEE INSTRUCTIONS 1, 4 AND 8)                    (SEE INSTRUCTIONS 1, 4, 5, 6, 7 AND 8)
---------------------------------------------        ---------------------------------------------

        To be completed ONLY if the check                    To be completed ONLY if the check
for the aggregate Purchase Price of Shares           for the aggregate Purchase Price of Shares
purchased and/or certificates for Shares             purchased and/or certificates for Shares
not tendered or not purchased are to be              not tendered or not purchased are to be
mailed to someone other than the                     issued in the name of someone other than
undersigned or to the undersigned at an              the undersigned.
address other than that shown below the
undersigned's signature {Taxpayer
Identification Number).  (See Substitute
Form W-9 herein).

Mail                                                 Issue any

[ ] check and/or [ ] certificate to:                 [ ] check and/or [ ] certificate to:

Name:                                                Name:
     -------------------------------                      -------------------------------
           (PLEASE PRINT)                                       (PLEASE PRINT)

Address:                                             Address:
        ----------------------------                         ----------------------------

------------------------------------                 ------------------------------------

------------------------------------                 ------------------------------------
           (INCLUDE ZIP CODE)                                   (INCLUDE ZIP CODE)


    (TAXPAYER IDENTIFICATION NUMBER)                       (TAXPAYER IDENTIFICATION NUMBER)
(SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)             (SEE SUBSTITUTE FORM W-9 INCLUDED HEREIN)

                                    SIGN HERE
                  AND COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9
                           (SEE INSTRUCTIONS 1 AND 5)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SIGNATURE(S) OF STOCKHOLDER(S)

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------
Address
       -------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            (PLEASE INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Taxpayer Identification Number
                              --------------------------------------------------
                                              (SEE INSTRUCTION 10)

Dated _____________________, 2001

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 5.)



                            GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED -- SEE INSTRUCTIONS 1 AND 5)


--------------------------------------------------------------------------------
                              AUTHORIZED SIGNATURE

Name
    ----------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------
                    (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

Address
       -------------------------------------------------------------------------
--------------------------------------------------------------------------------
                            (PLEASE INCLUDE ZIP CODE)

Area Code and Telephone Number
                              --------------------------------------------------

Dated ________________, 2001

                            IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required by law to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on the substitute Form W-9 below. If the Depositary is not provided with the correct TIN, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

        Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements and should indicate their status by writing "exempt" across the face of the substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalty of perjury, attesting to that individual's exempt status. A Form W-8 is enclosed herein and can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

        If backup withholding applies, the Depositary is required to withhold 31% of any such payments to be made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

        The box in Part 2 of the substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary.

        The stockholder is required to give the Depositary the TIN (e.g., social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the certificates evidencing the Shares. If the Shares are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on substitute Form W-9" for additional guidance on which number to report.

                         PAYER'S NAME: U.S. STOCK TRANSFER CORPORATION
-----------------------------------------------------------------------------------------------------
                                        PART 1--Please provide your
                                        TIN in the box at right and    ------------------------------
                                        certify by signing and           Social Security Number(s)
                                        dating below.                               OR

                                                                       ------------------------------
                                                                       Employer Identification Number
                                        -------------------------------------------------------------
SUBSTITUTE
FORM W-9                                PART 2--CERTIFICATIONS--UNDER PENALTY OF
                                        PERJURY, I CERTIFY THAT:
PAYER'S REQUEST FOR TAXPAYER            (1) The number shown on this form is my correct
Taxpayer IDENTIFICATION NUMBER ("TIN")  Identification Number (or I am waiting for a number to be issued to me) and

                                        (2)  I am not subject to backup withholding
                                        because (i) I am exempt from backup
                                        withholding, (ii) I have not been
                                        notified by the Internal Revenue
                                        Service ("IRS") that I am subject to
                                        backup withholding as a result of a
                                        failure to report all interest or
                                        dividends, or (iii) the IRS has
                                        notified me that I am no longer subject
                                        to backup withholding.

                                        CERTIFICATION INSTRUCTIONS--You must cross
                                        out item (2) in Part 2 above if you have
                                        been notified by the IRS that you are
                                        subject to backup withholding because of
                                        underreporting interest or dividends on your
                                        tax re-turns. However, if after being
                                        notified by the IRS that you were subject to
                                        backup withholding you received another
                                        notification from the IRS stating that you
                                        are no longer subject to backup withholding,
                                        do not cross out such item (2). If you are
                                        exempt from backup withholding, check the
                                        box in part 4.

                                        PART 3-- Awaiting TIN [_]
                                        -------------------------------------------------------------
                                        PART 4-- [_] Exempt from Backup Withholding
-----------------------------------------------------------------------------------------------------

SIGNATURE ____________________________________________    Date________________________, 2001

Name (Please print)
-----------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

        YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
        PART 3 OF THE SUBSTITUTE FORM W-9.

                    CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, if I do not provide a taxpayer identification number to the Depositary, 31% of all reportable payments made to me will be withheld, but will be refunded if I provide a certified identification number within 60 days.


----------------------------------------          ------------------------------
             Signature                                            Date

Name
    ----------------------------------------------------------------------------
                                 (Please Print)

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1. GUARANTEE OF SIGNATURES. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations, and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program (each such entity being hereinafter referred to as an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered owner of the Shares (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of Shares) tendered herewith and such owner has not completed either of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (b) such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2. DELIVERY OF LETTER OF TRANSMITTAL AND SHARES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if (a) certificates are to be forwarded with it to the Depositary or (b) delivery of Shares is to be made by book-entry transfer pursuant to the procedure set forth in Section 4 of the Offer to Purchase. Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer of all Shares delivered electronically into the Depositary's account at DTC, together in each case with a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal before the expiration date (as defined in the Offer to Purchase). Delivery of documents to DTC does not constitute delivery to the Depositary.

        Stockholders whose certificates are not immediately available (or who cannot follow the procedures for book-entry transfer on a timely basis) or who cannot transmit this Letter of Transmittal and all other required documents to reach the Depositary before the expiration date, may nevertheless tender their Shares pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) the Depositary must receive (by hand, mail or facsimile transmission), before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form Document Sciences has provided with the Offer to Purchase and (c) the certificates for all tendered Shares in proper form for transfer (or confirmation of a book-entry transfer of all such Shares into the Depositary's account at DTC), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in Section 4 of the Offer to Purchase.

        The method of delivery of all documents, including stock certificates, the Letter of Transmittal and any other required documents, is at the election and risk of the tendering stockholder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended.

        Except as provided in the Offer to Purchase and this Letter of Transmittal, no alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased. By executing this Letter of Transmittal (or a facsimile thereof), each tendering stockholder waives any right to receive any notice of the acceptance of such stockholder's tender. See Instruction 14.

        3. INADEQUATE SPACE. If the space provided in the box entitled "Description of Shares Tendered" is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

        4. PARTIAL TENDERS AND UNPURCHASED SHARES. (Not applicable to stockholders who deliver Shares by book-entry transfer). If fewer than all the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." If such Shares are purchased, a new certificate for the remainder of the Shares evidenced by the old certificate(s) will be sent to and in the name of the registered holder(s) (unless otherwise specified by such holder(s) having completed either of the boxes entitled "Special Delivery Instructions" or "Special Payment Instructions" on this Letter of Transmittal) as soon as practicable following the expiration or termination of the Offer. All Shares represented by the certificate(s) listed and delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

        5. SIGNATURES ON LETTER OF TRANSMITTAL; STOCK POWERS; AND ENDORSEMENTS.

               (a) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, the signature(s) must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

               (b) If any of the Shares tendered herewith are registered in the names of two or more joint owners, each such owner must sign this Letter of Transmittal.

               (c) If any of the Shares tendered herewith are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

               (d) If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith, no endorsements of certificates or separate stock powers are required unless payment is to be made and/or certificates for Shares not tendered or not purchased are to be issued to a person other than the registered holder(s). If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered herewith, however, the certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear on the certificates for such Shares. Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

               (e) If this Letter of Transmittal or any certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and proper evidence satisfactory to Document Sciences of the authority of such person so to act must be submitted.

        6. STOCK TRANSFER TAXES. Document Sciences will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or certificates for Shares not tendered or accepted for purchase are to be registered in the name of, any person other than the registered holder, or if tendered certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the aggregate Purchase Price unless satisfactory evidence of payment of such taxes or exemption therefrom is submitted.

        7. IRREGULARITIES. All questions as to the number of Shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by Document Sciences, in its sole discretion, which determination shall be final and binding on all parties. Document Sciences reserves the absolute right to reject any or all tenders determined by it not to be in proper form or the acceptance for payment of which may, in the opinion of Document Sciences's counsel, be unlawful. Document Sciences also reserves the absolute right to waive any of the conditions of the Offer (except as provided in Section 11 of the Offer to Purchase) and any defect or irregularity in the tender of any particular Shares. Document Sciences's interpretation of the terms and conditions of the Offer (including these instructions) shall be final and binding on all parties. No tender of Shares will be deemed properly made until all defects or irregularities have been cured or waived. None of Document Sciences, the Depositary, the Information Agent or any other person is or will be obligated to give notice of any defects or irregularities in tenders, and none of them will incur any liability for failure to give any such notice.

        8. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the aggregate Purchase Price of any Shares purchased is to be issued to, or any Shares not tendered or not purchased are to be returned in the name of, a person other than the person(s) signing this Letter of Transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown in the box entitled "Descriptions of Shares Tendered," the boxes entitled "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed.

        9. REQUEST FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at its addresses or telephone number set forth below.

        10. SUBSTITUTE FORM W-9. Except as provided above under "Important Tax Information," each tendering stockholder is required to provide the Depositary with a correct TIN on substitute Form W-9 which is provided under "Important Tax Information" above. Failure to provide the information on the form may subject the tendering stockholder to a $50 penalty and a 31% federal back-up withholding tax may be imposed on the payments made to the stockholder or other payee with respect to Shares purchased pursuant to the Offer.

        11. NON-U.S. STOCKHOLDER WITHHOLDING. Non-U.S. stockholders should note that the 31% U.S. withholding tax generally applicable to distributions should not apply to the proceeds payable pursuant to the Offer. (However, as indicated above under "Important Tax Information," federal backup withholding tax may be applicable).

        12. LOST, STOLEN, DESTROYED OR MUTILATED CERTIFICATES. If your certificate for part or all of your Shares has been lost, stolen, mutilated or destroyed, you should contact the Depositary at (818) 502-1404 for instructions as to obtaining an affidavit of loss. The affidavit of loss will then be required to be submitted together with this Letter of Transmittal in order to receive payment for Shares that are tendered and accepted for payment. A bond may be required to be posted by you to secure against the risk that the certificates may be subsequently recirculated. You are urged to contact the Depositary immediately in order to receive further instructions, to permit timely processing of this documentation and for a determination as to whether you will need to post a bond.

        13. ODD LOTS. As described in Section 1 of the Offer to Purchase, if the Offer is over-subscribed and Document Sciences is to purchase fewer than all Shares tendered before the expiration date and not properly withdrawn, the Shares purchased first will consist of all Shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 Shares. This preference will not be available unless the section captioned "Odd Lots" is completed.

        14. CONDITIONAL TENDERS. As described in Section 1 of the Offer to Purchase, you may tender Shares subject to the condition that all or a specified minimum number of your Shares tendered pursuant to this Letter of Transmittal or a Notice of Guaranteed Delivery must be purchased if any Shares tendered are purchased.

        If you wish to make a conditional tender you must indicate in the box captioned "Conditional Tender" in this Letter of Transmittal or, if applicable, the Notice of Guaranteed Delivery. In the box in this Letter of Transmittal or the Notice of Guaranteed Delivery, you must calculate and appropriately indicate the minimum number of Shares that must be purchased if any are to be purchased.

        All tendered Shares will be deemed unconditionally tendered unless the "Conditional Tender" box is completed.

        The conditional tender alternative is made available so that a stockholder may seek to structure the purchase of Shares pursuant to the Offer in such a manner that the purchase will be treated as a sale of such Shares by the stockholder, rather than the payment of a dividend to the stockholder, for U.S. federal income tax purposes. If you are an "odd lot" holder and you tender all of your Shares, you cannot conditionally tender, since your Shares will not be subject to proration. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased from the stockholder in order for the stockholder to qualify for sale rather than dividend treatment. Each stockholder is urged to consult his or her own tax advisor.

        15. ORDER OF PURCHASE IN EVENT OF PRORATION. As described in Section 1 of the Offer to Purchase, stockholders may designate the order in which their shares are to be purchased in the event of proration. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 6 of the Offer to Purchase.

        Facsimile copies of this Letter of Transmittal, properly completed and duly executed, will be accepted from Eligible Institutions only. The Letter of Transmittal, certificates for Shares and any other required documents should be sent or delivered by each stockholder of Document Sciences or such stockholder's broker, dealer, commercial bank, trust company or other nominee to the Depositary at one of its addresses set forth below.

                        The Depositary for the Offer is:

                         U.S. STOCK TRANSFER CORPORATION

By Registered or Certified Mail:        By Overnight Courier:                By Hand:

      U.S. STOCK TRANSFER               U.S. STOCK TRANSFER            U.S. STOCK TRANSFER
         CORPORATION                       CORPORATION                     CORPORATION
      1745 GARDENA AVENUE               1745 GARDENA AVENUE            1745 GARDENA AVENUE
       GLENDALE, CA 91204               GLENDALE, CA 91204             GLENDALE, CA 91204

   BY FACSIMILE TRANSMISSION:           BY CONFIRMATION RECEIPT OF FACSIMILE TRANSMISSION:
(FOR ELIGIBLE INSTITUTIONS ONLY)                       (BY TELEPHONE ONLY)
         (818) 502-0674                                   (818) 502-1404


        Any questions or requests for assistance or for additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent. Stockholders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                     The Information Agent for the Offer is:

                           MALCON PROXY ADVISORS, INC.
                               130 William Street
                                    4th Floor
                               New York, NY 10038
                  Banks and Brokers Call Collect (212) 619-4565
                    All Others Call Toll Free (800) 475-9320